UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 18, 2025
Skyworks Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-05560	04-2302115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5260 California Avenue		92617
Irvine, California
(Address of principal executive offices)		(Zip Code)

(949)	231-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	SWKS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.
Second Amendment to Revolving Credit Agreement
On November 18, 2025, Skyworks Solutions, Inc. (the “Company”) entered into a Second Amendment (the “Second Revolver Amendment”) with JPMorgan Chase Bank, N.A., as the administrative agent (in such capacity, the “Revolver Administrative Agent”), which amends the Revolving Credit Agreement, dated as of May 21, 2021, by and among the Company, the borrowing subsidiaries party thereto, the lenders party thereto and the Revolver Administrative Agent (as previously amended by the First Amendment, dated as of March 6, 2023, the “Existing Revolving Credit Agreement,” and as amended by the Second Amendment, the “Revolving Credit Agreement”).

Pursuant to the terms of the Second Revolver Amendment, the parties thereto agreed to extend the maturity date of the Existing Revolving Credit Agreement to November 18, 2030.

The foregoing description of the terms of the Second Revolver Amendment and the Revolving Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Revolver Amendment (which includes the Revolving Credit Agreement as an exhibit). A copy of the Second Revolver Amendment is filed as Exhibit 10.1 and incorporated by reference into this Item 1.01.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
10.1*
Second Amendment, dated as of November 18, 2025, among the Company, the borrowing subsidiaries thereto and JPMorgan Chase Bank, N.A., as administrative agent, amending the Revolving Credit Agreement, dated as of May 21, 2021, by and among the Company, the lenders party thereto and the administrative agent

104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibit 101)

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyworks Solutions, Inc.

November 24, 2025	By:	/s/ Philip Carter
	Name:	Philip Carter
	Title:	Senior Vice President and Chief Financial Officer